united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-08542

The Saratoga Advantage Trust

(Exact name of registrant as specified in charter)

1616 N. Litchfield Rd., Suite 165, Goodyear, AZ 85395

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 623-266-4567

Date of fiscal year end: 11/30

Date of reporting period: 11/30/17

Item 1. Reports to Stockholders.

James Alpha Yorkville MLP Portfolio Class A, C and I Shares

Annual Report
As Of November 30, 2017

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS

AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE PROSPECTUS.

TABLE OF CONTENTS

Chairman’s Letter	Page 1
Investment Review	Page 5
Schedules of Investments	Page 7
Statements of Assets and Liabilities	Page 8
Statements of Operations	Page 9
Statements of Changes in Net Assets	Page 10
Financial Highlights	Page 12
Notes to Financials	Page 15
Report of Independent Registered Public Accounting Firm	Page 21
Supplemental Information	Page 22
Privacy Notice	Page 25

TRUSTEES AND OFFICERS

Bruce E. Ventimiglia	Trustee, Chairman, President & CEO
Patrick H. McCollough	Trustee
Udo W. Koopmann	Trustee
Floyd E. Seal	Trustee
Stephen H. Hamrick	Trustee
Stephen Ventimiglia	Vice President & Secretary
Jonathan W. Ventimiglia	Vice President, Assistant Secretary,
Treasurer & Chief Financial Officer
James S. Vitalie	Vice President
Michael J. Wagner	Chief Compliance Officer
Rose Anne Casaburri	Assistant Secretary
Aaron J. Smith	Assistant Treasurer

Investment Manager	Distributor
Saratoga Capital Management, LLC	Northern Lights Distributors, LLC
1616 N. Litchfield Rd., Suite 165	17605 Wright Street, Suite 2
Goodyear, Arizona 85395	Omaha, Nebraska 68130

Transfer & Shareholder Servicing Agent	Custodian
Gemini Fund Services, LLC	BNY Mellon Corp.
17605 Wright Street, Suite 2	225 Liberty Street
Omaha, Nebraska 68130	New York, New York 10286

Administrator & Fund Accounting Agent	Custody Administrator
Gemini Fund Services, LLC	Gemini Fund Services, LLC
80 Arkay Drive, Suite 110	80 Arkay Drive, Suite 110
Hauppauge, New York 11788	Hauppauge, New York 11788

THE SARATOGA ADVANTAGE TRUST

Annual Report to Shareholders

January 2, 2018

Dear Shareholder:

We are pleased to provide you with this annual report on the investments and performance of the James Alpha Yorkville MLP Portfolio (the “Portfolio”), a portfolio in the Saratoga Advantage Trust (the “Trust”). This report covers the twelve months from December 1, 2016 through November 30, 2017.

We believe that successful investing requires discipline and patience. Try to stay focused on your long-term investment goals. Don’t let short-term stock and bond market fluctuations or investment manias change your long-term investment strategy.

ECONOMIC OVERVIEW

As measured by Real Gross Domestic Product (GDP), the value of the production of goods and services in the United States (US) advanced by an annualized growth rate (AGR) of 3.2% during the third quarter of 2017, a slight increase from the 3.1% AGR during the second quarter of 2017. GDP may be locking into an elevated range. As we discuss below, continued performance at these levels could suggest our economy is entering a new economic stage, transitioning from a mature economic environment to a moderately expansionary one. Personal consumption expenditures (PCE) are a measure of how well Goods (Durables and Non-Durables) and Services in our economy are performing. PCE has performed well post-recession. Gross private domestic investment (GPDI) has also done nicely since the end of the recession, though the metric has been peppered with near-term negative results. In our last commentary, we asserted that PCE and GPDI performing well at the same time for an extended period might push the US economy into new positive territory. For the past two quarters, PCE and GDPI have done just that, and GDP has held above 3%.

At the December 13, 2017 Federal Reserve Open Market Committee (Committee) meeting, the Committee released the following statement, in part: “Consistent with its statutory mandate, the Committee seeks to foster maximum employment and price stability… the Committee continues to expect that, with gradual adjustments in the stance of monetary policy, economic activity will expand at a moderate pace and labor market conditions will remain strong. Inflation on a 12-month basis is expected to remain somewhat below 2 percent in the near-term but to stabilize around the Committee’s 2 percent objective over the medium-term. Near-term risks to the economic outlook appear roughly balanced, but the Committee is monitoring inflation developments closely.”

Most of our internal indicators suggest a recession in the near-term is unlikely, though inflation, and the Federal Reserve’s (Fed) reaction to it, are a continuing concern. Many economic statistics we track, both in terms of consumption (demand) and production (supply), are currently showing positive trends, suggesting we may be transitioning towards a sustainable expansionary stage of economic activity. Moderate expansionary environments generally mean that a combination of production and consumption would be expected to continue pushing the economy forward, yields would potentially rise, and GDP could continue see moderate-to-robust growth.

Monetary Policy: As was partially noted above, the Federal Reserve Open Market Committee’s December 2017 statement included the following: “The Committee continues to expect that, with gradual adjustments in the stance of monetary policy, economic activity will expand at a moderate pace and labor market conditions will remain strong. Inflation on a 12-month basis is expected to remain somewhat below 2 percent in the near-term but to stabilize around the Committee’s 2 percent objective over the medium-term. Near-term risks to the economic outlook appear roughly balanced, but the Committee is monitoring inflation developments closely… The stance of monetary policy remains accommodative, thereby supporting strong labor market conditions and a sustained return to 2% inflation… The Committee will carefully monitor actual and expected inflation developments relative to its symmetric inflation goal.” The Fed continues to assert that monetary policy remains accommodative in their policy statements; it is worth pointing out, though, that most money supply (MS) measures peaked in terms of year-on-year percent change (y-o-y) in the latter part of 2011. The y-o-y MS has been declining steadily, though it has yet to drop into a range that would concern us in terms of its impact on economic growth or signal a coming economic stage shift into a mature economic or recessionary environment in the near-term. The Fed’s moves have been extremely moderate, which is why our view on monetary policy is still neutral for stocks.

Interest Rates: The yield curve, as measured by the 10-year T-Note (10y TN) minus the 1-year T-Bill (1y TB), has been declining; as of the end of December 2017, it is at its lowest level since the beginning of 2007. A yield curve spread of 0.64 does not mean a lot on its own, but other factors such as how far the spread has fallen in the context of the overarching economy, interest rate trends across the board, and movements in CPI, paint a mildly concerning picture. In general, the declining yield-spread has been caused by long-term interest rates running flat over the intermediate-term while short-term interest rates have risen steadily. Regarding long-term corporate bonds, the quality spread is declining as lower-rated bonds are falling in yield slightly faster than higher-rated bonds. A quality spread in this position is generally positive for both the economy and the stock market.

Equity Valuations: As of December 29, 2017, the S&P 5001 index was at 2,673. Our proprietary valuation work uses both fundamental and technical analysis, and provides justification for the S&P 500 at roughly 2,600. We believe the market is in fair-value territory. In order to create a band or range of equity market outcomes, we use a valuation tool which we refer to as our Proper PE ValuationTM tool. Among other things, this analysis provides us with a set of ranges above and below which we consider the S&P 500 overvalued or undervalued, respectively. Currently, our analysis suggests that an appropriate S&P 500 fair-value range is roughly 2,350 to 2,880. To us, fair-value means the stock market should perform within the parameter of its historic mean. As equities continue their assent, we are watching corporate earnings growth closely, as changes in earnings data has the potential to change valuation levels quickly.

Inflation: One of the reasons we expressed an expectation of restraint from the Fed in our interest rates discussion is our view of inflation, which we think should remain at a moderate rate of growth over the intermediate term. Historically, the employment private service providing sector’s (EPSP) weekly earnings 12-month percent change and its direction have correlated well with CPI. CPI has been trending up from the middle of 2015, and it has come close to the EPSP level, which has likewise been trending positively since May 2015. Another sector that has a long-term effect on inflation is the manufacturing sector. When there is strong pricing pressure from the manufacturing sector it tends to lift most associated prices; this tends to help wages grow, triggering an inflationary cycle. Over the past few months, the Consumer Price Index (CPI) has reached and surpassed the Feds initial target of 2%, reaching 2.7% in February 2017. On the supply-side, one of the production metrics we focus on is capacity utilization. When capacity utilization is near its high, pricing pressure builds as production becomes limited by factories nearing full capacity. While this dynamic is not yet fully in play, the Producer Price Index (PPI) has recently reversed trend, telling us that costs are beginning to put upward pressure on inflation.

COMPARING THE PORTFOLIO’S PERFORMANCE TO BENCHMARKS

Please note that benchmarks do not necessarily provide precise standards against which to measure the Portfolio, in that the characteristics of the benchmarks can vary widely at different points in time from the Portfolio (e.g., characteristics such as: average market capitalizations, price-to-earnings and price-to-book ratios, etc.). In addition, the benchmarks can potentially have a survivor bias built into them (i.e., the performance of only funds that are still in existence may remain part of the benchmark’s performance while funds that do not exist anymore may be removed from the benchmark’s performance).

ELECTRONIC DELIVERY AVAILABLE

This report can be delivered to you electronically. Electronic delivery can help simplify your record keeping. With electronic delivery, you’ll receive an email with a link to your Saratoga Advantage Trust quarterly statement, daily confirmations and/or semi-annual and annual reports each time one is available. You have the ability to choose which items you want delivered electronically. Choose one item or all items. It’s up to you. Please call our Customer Service Department toll-free at 1-888-672-4839 for instructions on how to establish electronic delivery.

AUTOMATED ACCOUNT UPDATES

I am pleased to inform you that you can get automated updates on your investments in the Saratoga Advantage Trust 24 hours a day, every day, by calling toll-free 1-888-672-4839. For additional information about the Trust, please call your financial advisor, visit our website at www.saratogacap.com or call 1-800-807-FUND.

Finally, following you will find specific information on the investments and performance of the Portfolio. Please speak with your financial advisor if you have any questions about your investment in the Saratoga Advantage Trust or your allocation of assets among the Trust’s portfolios.

We remain dedicated to serving your investment needs.
Thank you for investing with us.

Best wishes,

Bruce E. Ventimiglia
Chairman, President and
Chief Executive Officer

Investors should consider the investment objectives, risks, charges and expenses of the Saratoga Funds carefully. This and other information about the Saratoga Funds is contained in your prospectus, which should be read carefully. To obtain an additional copy of the prospectus, please call (800) 807-FUND. Past performance is not indicative of future results. Investments in stocks, bonds and mutual funds are not guaranteed and the principal value and investment return can fluctuate. Consequently, investors may receive back less than invested.

[1]	The S&P 500 is an unmanaged, capitalization-weighted index. It is not possible to invest directly in the S&P 500.

The security holdings discussed may not be representative of the Funds’ current or future investments. Portfolio holdings are subject to change and should not be considered to be investment advice. Any statements not of a factual nature constitute opinions which are subject to change without notice. Information contained herein was obtained from recognized statistical services and other sources believed to be reliable and we therefore cannot make any representation as to its completeness or accuracy. The Funds of the Saratoga Advantage Trust are distributed by Northern Lights Distributors, LLC, member FINRA/SIPC.

1055-NLD-2/7/2018

INVESTMENT REVIEW

JAMES ALPHA YORKVILLE MLP PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks current income and secondarily capital appreciation.

Total Aggregate Return for the Year Ended November 30, 2017
	One Year: 11/30/16 – 11/30/17	Inception: 3/31/15 – 11/30/17*
Class A
With Sales Charge	-16.75%	-16.30%
Without Sales Charge	-11.68%	-14.42%
Class C
With Sales Charge	-13.20%	-15.02%
Without Sales Charge	-12.36%	-15.02%
Class I
Without Sales Charge	-11.56%	-14.24%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated March 31, 2017, is 3.57%, 4.26% and 3.31% for the A, C and I Classes, respectively, before any expense waivers or reimbursements. The Portfolio’s Manager has contractually agreed to waive its fees and/or absorb expenses (excluding certain expenses) of the Portfolio through March 31, 2018, to ensure the total net operating expense ratio does not exceed 2.24%, 2.99% and 1.99% for the A, C and I classes, respectively.

Portfolio Adviser commentary

Following a two-and-a-half-year downturn in the global energy sector, 2017 served as a transition year in which macro and micro fundamentals vastly improved for the US energy infrastructure asset class.

In November 2016, OPEC and several non-OPEC countries reached an agreement to cut oil production levels by 1.8 million barrels per day. This agreement, combined with growing global energy demand (particularly out of China and India), largely paved the way for a tightening of the global oil market. In 2017, US crude oil inventories declined by more than 50 million barrels, helping to put a floor under oil prices. Meanwhile, US oil and gas production surged. In October 2017, US crude oil production was reported at 9.6 million barrels per day, the highest figure on record in nearly 50 years. Because of the shale revolution, the trend of increasing US energy production is expected by many to continue into 2018, 2019, and possibly beyond.

The combination of sustained higher crude prices and record-setting oil and gas production potentially bodes well for midstream companies and MLPs. As production levels increase, new energy infrastructure including pipelines, terminals, and storage facilities will be likely be required. Existing energy infrastructure should see increased utilization. This could result in improved cash flows for MLPs.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The master limited partnerships (“MLPs”) in which the Portfolio will primarily invest include MLPs engaged in the transportation, storage and processing of natural resources, although the Portfolio may also invest in other types of MLPs that seek to take advantage of new regulation of investment vehicles. The Portfolio may also invest in securities of companies principally engaged in U.S. energy infrastructure. In constructing the investment universe, the Portfolio’s sub-adviser employs a bottom-up process that evaluates and ranks potential investments according to the sub-adviser’s analysis of each company’s financial statements, business model and competitive advantages. Investments are made in those companies that the Portfolio’s sub-adviser believes are trading at a fair price relative to intrinsic value and that present the best risk-reward opportunity relative to other potential statements.

*	Annualized performance for periods greater than one year.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

INVESTMENT REVIEW (Unaudited)

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
JAMES ALPHA YORKVILLE MLP PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
MPLX LP	8.0%
Cheniere Energy Inc	7.2%
Phillips 66 Partners LP	7.1%
Golar LNG Ltd	7.0%
Antero Midstream Partners LP	6.6%
Westlake Chemical Partners LP	6.5%
Shell Midstream Partners LP	6.4%
SemGroup Corp	6.2%
Tallgrass Energy Partners LP	6.2%
Oasis Midstream Partners LP	6.2%

*	Based on total net assets as of November 30, 2017.

Excludes short-term investments.

Portfolio Composition**

**	Based on market value as of November 30, 2017.

The Alerian MLP Index is the leading gauge of large- and mid-cap energy Master Limited Partnerships (MLPs). The float-adjusted, capitalization-weighted index, which includes 50 prominent companies and captures approximately 75% of available market capitalization.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

SCHEDULE OF INVESTMENTS
JAMES ALPHA YORKVILLE MLP PORTFOLIO
November 30, 2017

Shares		Value
	COMMON STOCK - 101.4%
	MINING - 5.5%
36,240	Emerge Energy Services LP *	$290,282

	OIL & GAS - 12.2%
12,690	Antero Midstream Partners LP	349,609
27,280	Sanchez Production Partners LP	294,624
		644,233
	PIPELINES - 76.7%
7,900	Cheniere Energy, Inc. *	381,728
14,695	Energy Transfer Equity LP	244,084
4,680	EQT Midstream Partners LP	321,142
18,110	Kinder Morgan, Inc.	312,035
11,835	MPLX LP	424,403
18,080	Oasis Midstream Partners LP	327,610
8,060	Phillips 66 Partners LP	377,692
13,730	SemGroup Corp.	329,520
12,570	Shell Midstream Partners LP	340,019
7,470	Tallgrass Energy Partners LP	328,082
7,780	Valero Energy Partners LP	323,337
15,680	Westlake Chemical Partners LP	344,960
		4,054,612
	TRANSPORTATION - 7.0%
14,930	Golar LNG Ltd.	368,920

	TOTAL INVESTMENTS - 101.4% (Cost - $5,658,073) (a)	$5,358,047

	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.4)%	(71,340)

	NET ASSETS - 100.0%	$5,286,707

*	Non Income producing security

LP - Limited Partnership

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $5,658,073 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$184,501
Unrealized depreciation:	(484,527)
Net unrealized depreciation:	$(300,026)

See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
JAMES ALPHA YORKVILLE MLP PORTFOLIO
November 30, 2017

Assets:
Investments, at cost		$5,658,073
Investments, at value		$5,358,047
Cash		31,674
Dividend and interest receivable		6,424
Receivable from manager		13,300
Deferred Tax Asset	640,995
Less: Valuation Allowance	(450,306)
Net Deferred Tax Asset		190,689
Prepaid expenses and other assets		19,601
Total Assets		5,619,735

Liabilities:
Deferred Tax Liability		190,689
Accrued professional fees		100,365
Custody fees payable		4,067
Payable for distribution (12b-1) fees		1,320
Supervisory fee payable		1,274
Trustee fees payable		498
Payable to Related Parties		30,000
Tax Expense		900
Accrued expenses and other liabilities		3,915
Total Liabilities		333,028

Net Assets		$5,286,707

Net Assets:
Paid in capital		$6,767,168
Undistributed net investment loss		(289,084)
Accumulated net realized loss from investments		(851,657)
Net unrealized depreciation on investments		(339,720)
Net Assets		$5,286,707

Net Asset Value Per Share
Class I
Net Assets		$3,957,916
Shares of beneficial interest outstanding		673,106
Net asset value/offering price per share (a)		$5.88

Class A
Net Assets		$582,202
Shares of beneficial interest outstanding		98,948
Net asset value (a)		$5.88
Offering price per share (maximum sales charge of 5.75%)		$6.24

Class C
Net Assets		$746,589
Shares of beneficial interest outstanding		127,258
Net asset value/offering price per share (b)		$5.87

(a)	Redemption price per share. The Portfolio will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

(b)	Redemption price per C share varies based on length of time shares are held. The Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS
JAMES ALPHA YORKVILLE MLP PORTFOLIO
For Year Ended November 30, 2017

Investment Income:
Dividend income	$313,776
Interest income	871
Less: Return of Capital	(268,388)
Total Investment Income	46,259

Operating Expenses:
Investment advisory fees	76,515
Supervisory fees	15,002
Distribution (12b-1) fees:
Class A Shares	2,665
Class C Shares	9,236
Audit and tax fees	79,562
Registration fees	22,018
Printing and postage expenses	15,620
Administration services fees	14,539
Custodian fees	6,430
Legal fees	3,850
Non 12b-1 fees shareholder servicing	3,018
Trustees’ fees and expenses	1,658
Compliance officer fees	1,206
Tax expense	2,085
Insurance expense	342
Miscellaneous expenses	2,993
Total Operating Expenses	256,739
Less: Fees waived/expense reimbursed by the Adviser	(107,987)
Net Operating Expenses	148,752

Net Investment Loss Before Taxes	(102,493)
Deferred Income Tax Benefit	36,973
Net Investment Loss	(65,520)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	855,311
Current Income Tax (Expense)	(308,546)
546,765
Net change in unrealized depreciation of:
Investments	(1,374,374)
Deferred Income Tax Benefit	273,658
(1,100,716)

Net Realized and Unrealized Loss on Investments	(553,951)

Net Decrease in Net Assets Resulting From Operations	$(619,471)

See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
JAMES ALPHA YORKVILLE MLP PORTFOLIO

	Year Ended	Year Ended
	November 30, 2017	November 30, 2016
Operations:
Net investment gain (loss)	$(65,520)	$(146,269)
Net realized gain (loss) from investments	546,765	(890,823)
Net change in unrealized appreciation/(depreciation) on investments	(1,100,716)	2,483,830
Net increase/(decrease) in net assets resulting from operations	(619,471)	1,446,738

Distributions to Shareholders:
From Return of Capital
Class I	(269,811)	(150,302)
Class A	(66,431)	(133,928)
Class C	(47,158)	(28,941)
Total Dividends and Distributions to Shareholders	(383,400)	(313,171)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class I	538,789	1,524,044
Class A	459,232	1,563,216
Class C	264,301	400,135
Reinvestment of dividends and distributions
Class I	262,524	149,795
Class A	54,396	121,877
Class C	37,143	21,359
Redemption fee proceeds
Class I	600	32
Class A	133	24
Class C	131	7
Cost for shares redeemed
Class I	(121,002)	(1,424,177)
Class A	(3,181,748)	(1,661,313)
Class C	(339,241)	(268,140)
Net increase (decrease) in net assets from shares transactions of beneficial interest	(2,024,742)	426,859

Total increase (decrease) in Net Assets	(3,027,613)	1,560,426

Net Assets:
Beginning of Year	8,314,320	6,753,894
End of Year *	$5,286,707	$8,314,320
* Includes undistributed net investment income (loss) at end of period	$(289,084)	$(233,564)

See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS (Continued)
JAMES ALPHA YORKVILLE MLP PORTFOLIO

	Year Ended	Year Ended
	November 30, 2017	November 30, 2016
Share Activity:
Class I
Shares Sold	71,363	249,158
Shares Redeemed	(17,883)	(232,936)
Shares Reinvested from Dividends	39,050	24,467
Net increase shares of beneficial interest outstanding	92,530	40,689
Class A
Shares Sold	63,168	323,530
Shares Redeemed	(432,344)	(261,162)
Shares Reinvested from Dividends	7,771	19,995
Net increase (decrease) shares of beneficial interest outstanding	(361,405)	82,363
Class C
Shares Sold	36,368	71,041
Shares Redeemed	(51,033)	(50,036)
Shares Reinvested from Dividends	5,502	3,476
Net increase (decrease) shares of beneficial interest outstanding	(9,163)	24,481

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
JAMES ALPHA YORKVILLE MLP PORTFOLIO

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods

	Class I
	Year Ended	Year Ended	Period Ended
	November 30,	November 30,	November 30,
	2017	2016	2015 (1)

Net Asset Value, Beginning of Period	$7.07	$6.56	$10.00
Income (Loss) from Investment Operations:
Net investment loss (2)	(0.06)	(0.11)	(0.12)
Net realized and unrealized gain/loss on investments	(0.71)	0.89	(3.22)
Total from investment operations	(0.77)	0.78	(3.34)
Dividends and Distributions:
Distributions from return of capital	(0.42)	(0.27)	(0.10)
Total dividends and distributions	(0.42)	(0.27)	(0.10)
Redemption Fees	— *	— *	—	*
Net Asset Value, End of Period	$5.88	$7.07	$6.56
Total Return (3)	(11.56)%	12.61%	(33.37	)% (4)
Ratios and Supplemental Data:
Net assets, at end of period (000s)	$3,958	$4,102	$3,542
Ratio of gross expenses to average net assets including income tax expenses	3.88%	3.30%	3.91	% (5)
Ratio of gross expenses to average net assets excluding income tax expenses	3.85%	3.28%	3.91	% (5)
Ratio of net expenses to average net assets including income tax expenses (6)	2.16%	2.53%	2.50	% (5)
Ratio of net expenses to average net assets before income tax expenses (6)	2.13%	2.50%	2.50	% (5)
Ratio of Income Tax Expense (7)	0.03%	0.02%	0.00	% (5)
Ratio of net investment loss to average net assets (6)	(0.82)%	(1.78)%	(2.04	)% (5)
Portfolio Turnover Rate	89%	101%	17	% (4)

(1)	The James Alpha Yorkville MLP Portfolio commenced operations on March 31, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees. If the Adviser did not reimburse/waive a portion of the Fund’s expenses, total return would have been lower.

(4)	Not Annualized.

(5)	Annualized.

(6)	Represents the ratio of expenses to average net assets net of fee waivers and/or expense reimbursements by adviser.

(7)	Deferred tax expense estimate is derived from the net investment loss, and realized and unrealized gain/loss.

*	Per share amount represents less than $0.01 per share.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
JAMES ALPHA YORKVILLE MLP PORTFOLIO

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods

	Class A
	Year Ended	Year Ended	Period Ended
	November 30,	November 30,	November 30,
	2017	2016	2015 (1)

Net Asset Value, Beginning of Period	$7.06	$6.56	$10.00
Income (Loss) from Investment Operations:
Net investment loss (2)	(0.08)	(0.12)	(0.10)
Net realized and unrealized gain/loss on investments	(0.70)	0.88	(3.24)
Total from investment operations	(0.78)	0.76	(3.34)
Dividends and Distributions:
Distributions from return of capital	(0.40)	(0.26)	(0.10)
Total dividends and distributions	(0.40)	(0.26)	(0.10)
Redemption Fees	— *	— *	—	*
Net Asset Value, End of Period	$5.88	$7.06	$6.56
Total Return (3)	(11.68)%	12.21%	(33.41	)% (4)
Ratios and Supplemental Data:
Net assets, at end of period (000s)	$582	$3,250	$2,479
Ratio of gross expenses to average net assets including income tax expenses	3.93%	3.56%	4.16	% (5)
Ratio of gross expenses to average net assets excluding income tax expenses	3.90%	3.54%	4.16	% (5)
Ratio of net expenses to average net assets including income tax expenses (6)	2.36%	2.78%	2.75	% (5)
Ratio of net expenses to average net assets before income tax expenses (6)	2.33%	2.75%	2.75	% (5)
Ratio of Income Tax Expense (7)	0.03%	0.02%	0.00	% (5)
Ratio of net investment loss to average net assets (6)	(1.20)%	(2.06)%	(2.03	)% (5)
Portfolio Turnover Rate	89%	101%	17	% (4)

(1)	The James Alpha Yorkville MLP Portfolio commenced operations on March 31, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees. If the Adviser did not reimburse/waive a portion of the Fund’s expenses, total return would have been lower.

(4)	Not Annualized.

(5)	Annualized.

(6)	Represents the ratio of expenses to average net assets net of fee waivers and/or expense reimbursements by adviser.

(7)	Deferred tax expense estimate is derived from the net investment loss, and realized and unrealized gain/loss.

*	Per share amount represents less than $0.01 per share.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
JAMES ALPHA YORKVILLE MLP PORTFOLIO

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods

	Class C
	Year Ended	Year Ended	Period Ended
	November 30,	November 30,	November 30,
	2017	2016	2015 (1)

Net Asset Value, Beginning of Period	$7.05	$6.55	$10.00
Income (Loss) from Investment Operations:
Net investment loss (2)	(0.12)	(0.17)	(0.15)
Net realized and unrealized gain/loss on investments	(0.71)	0.88	(3.22)
Total from investment operations	(0.83)	0.71	(3.37)
Dividends and Distributions:
Distributions from return of capital	(0.35)	(0.21)	(0.08)
Total dividends and distributions	(0.35)	(0.21)	(0.08)
Redemption Fees	— *	— *	—	*
Net Asset Value, End of Period	$5.87	$7.05	$6.55
Total Return (3)	(12.36)%	11.47%	(33.69	)% (4)
Ratios and Supplemental Data:
Net assets, at end of period (000s)	$747	$961	$733
Ratio of gross expenses to average net assets including income tax expenses	4.86%	4.25%	4.91	% (5)
Ratio of gross expenses to average net assets excluding income tax expenses	4.83%	4.23%	4.91	% (5)
Ratio of net expenses to average net assets including income tax expenses (6)	3.15%	3.47%	3.50	% (5)
Ratio of net expenses to average net assets before income tax expenses (6)	3.12%	3.45%	3.50	% (5)
Ratio of Income Tax Expense (7)	0.03%	0.02%	0.00	% (5)
Ratio of net investment loss to average net assets (6)	(1.82)%	(2.73)%	(2.97	)% (5)
Portfolio Turnover Rate	89%	101%	17	% (4)

(1)	The James Alpha Yorkville MLP Portfolio commenced operations on March 31, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees. If the Adviser did not reimburse/waive a portion of the Fund’s expenses, total return would have been lower.

(4)	Not Annualized.

(5)	Annualized.

(6)	Represents the ratio of expenses to average net assets net of fee waivers and/or expense reimbursements by adviser.

(7)	Deferred tax expense estimate is derived from the net investment loss, and realized and unrealized gain/loss.

*	Per share amount represents less than $0.01 per share.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
Year Ended November 30, 2017

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Saratoga Advantage Trust (the “Trust”) was organized on April 8, 1994, as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust commenced investment operations on September 2, 1994. The Trust consists of twenty-nine portfolios. Saratoga Capital Management, LLC (the “Manager”) serves as the Trust’s Manager. The James Alpha Yorkville MLP Portfolio (the “Portfolio”) is managed by James Alpha Advisors, LLC (“James Alpha”). James Alpha serves as Adviser to the Portfolio; Yorkville Capital Management (“Yorkville”) serves as Sub-Adviser to the Portfolio.

The Portfolio is a non-diversified portfolio that seeks current income and secondarily capital appreciation. Currently, the Portfolio offers Class A, Class C and Class I shares. Class A shares are offered at net asset value plus a maximum sales load of 5.75%. Class C shares are offered subject to a CDSC of 1.00%. Class I shares are offered at net asset value. Each class represents an interest in the same assets of the Portfolio, and the classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. To discourage short-term trading and offset brokerage commissions, market impact and other costs associated with short-term trading, the Portfolio charges a 2% fee on the value of shares that are redeemed within 30 days of purchase. Such fees are paid directly to the Portfolio from which the redemption is made. Please see the Trust’s prospectus for additional details.

The following is a summary of significant accounting policies followed by the Portfolio in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Portfolio follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

(a)	Valuation of Investments

Investment securities listed on a national securities exchange are valued at the last reported sale price on the valuation date. NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP). If there are no such reported sales, the securities are valued at the last quoted mean price. Short-term debt securities having a remaining maturity of sixty days or less may be valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees. There is no single standard for determining the fair value of such securities. Rather, in determining the fair value of a security, the board-appointed Fair Valuation Committee shall take into account the relevant factors and surrounding circumstances, a few of which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of a security.

Master Limited Partnerships (“MLPs”). Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the equity securities of MLPs.

MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Portfolio, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Portfolio has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Portfolio sold its investment in the MLP.

Concentration Risk. Under normal circumstances, the Portfolio invests at least 80% of its net assets in the equity securities of MLPs. MLPs are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Portfolio is derived from investment in equity securities of MLPs. The amount of cash that a MLP has available for distributions, and the tax character of such distributions, are dependent upon the amount of cash generated by the MLP’s operations.

MLP Tax Risk. MLPs generally do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in

NOTES TO FINANCIAL STATEMENTS
Year Ended November 30, 2017 (Continued)

such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Portfolio were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of your investment in the Portfolio and lower income.

The Portfolio utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of November 30, 2017, for the Portfolio’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$5,358,047	$—	$—	$5,358,047

The Portfolio did not hold any Level 3 securities during the period.

There were no transfers between Level 1 and Level 2 during the current period presented.

It is the Portfolio’s policy to recognize transfers into and out of Levels at the end of the reporting period.

*	Refer to the Schedules of Investments for industry classifications.

(b)	Income Taxes

The Portfolio, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Portfolio intends to invest its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Portfolio reports its allocable share of the MLP’s taxable income in computing its own taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 34%. The Portfolio may be subject to a 20% alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. The Portfolio does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code.

The Portfolio may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income and any return of capital allocable to MLP units held in its portfolio, and to estimate its associated deferred tax liability or asset. Such estimates are made in good faith. From time to time, as new information becomes available, the Portfolio will modify its estimates or assumptions regarding its tax liability or asset.

NOTES TO FINANCIAL STATEMENTS
Year Ended November 30, 2017 (Continued)

The Portfolio income tax expense/ (benefit) for the year ended November 30, 2017, consists of the following:

	Current Expense	Deferred Expense/(Benefit)	Total Expense/(Benefit)
Federal	$—	$—	$—
State	2,085	—	2,085
Total	$2,085	$—	$2,085

The Portfolio’s tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/ (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards.

The Portfolio is currently using an estimated rate of 34% for federal tax and 2.07% for state and local tax, net of federal tax benefit. Total income tax expense/(benefit) (current and deferred) differs from the amount computed by applying the federal statutory income tax rate to net investment income/(loss) and net realized and unrealized gain/(loss) on investments before taxes as follows:

	For the Year Ended
	November 30th, 2017
	Amount	Rate

Income Tax Expense/(Benefit) at Statutory Rate	$(210,620)	34.00%
State Tax Expense/(Benefit) (net of federal)	$(11,472)	1.85%
Rate Change on CY Activity	$—	0.00%
Valuation Allowance	$224,177	-36.20%
Net Income Tax Expense/(Benefit)	$2,085	0.35%

Components of the Portfolio’s deferred tax assets and liabilities are as follows:

	For the Year Ended November 30, 2017
Deferred Tax Assets
Investment Basis Difference	$—
Capital Losses	162,903
Net Operating Loss	369,587
Charitable Contribution	273
Unrealized Loss on Investments	108,232
Total Deferred Tax Assets		$640,995
Deferred Tax Liabilities
Prepaid Expenses	$(6,843)
Investment Basis Difference	(183,846)
Total Deferred Tax Liability		$(190,689)
Deferred Tax Asset, Net		$450,306
Valuation Allowance		$(450,306)
Net		$—

NOTES TO FINANCIAL STATEMENTS
Year Ended November 30, 2017 (Continued)

Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Portfolio has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if based on the evaluation criterion provided by ASC 740, Income Taxes (ASC 740) that it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. The Portfolio has recorded a valuation allowance on the net deferred tax asset at November 30, 2017. This determination was made based on historic losses and the inability to predict future income. If the Portfolio were to liquidate at November 30, 2017, the net unrealized loss would expire unutilized. As new information becomes available, the Portfolio will modify its estimates or assumptions regarding the deferred tax asset.

The Portfolio files income tax returns in the U.S. federal jurisdiction and various states. Tax years (2015, 2016 and 2017) remain open and subject to examination by tax jurisdictions. The Portfolio has reviewed all major jurisdictions and concluded that there is no significant impact on the Portfolio’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on its tax returns. Furthermore, management of the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefit will significantly change in the next 12 months.

As of November 30, 2017, the Portfolio had the following net operating loss:

	Origination	Amount	Expiration
Net Operating Gain (Loss)	11/30/2015	$(89,537)	11/30/2035
	11/30/2016	(542,246)	11/30/2036
Total	11/30/2017	(723,978)	11/30/2037
		(1,355,761)

(c)	Security Transactions and Other Income

Security transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized, over the lives of the respective securities. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(d)	Dividends and Distributions

Dividends from net investment income are declared and distributed quarterly. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex-dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Portfolio. Depreciation or other cost recovery deductions passed through to the Portfolio from investments in MLPs taxed as partnerships in a given year generally will reduce the Portfolio’s taxable income (and earnings and profits), but those deductions may be recaptured in the Portfolio’s taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Portfolio disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Portfolio’s shareholders may be taxable, even though the shareholders at the time of the distribution might not have held shares in the Portfolio at the time the deductions were taken by the Portfolio, and even though the Portfolio’s shareholders at the time of the distribution will not have corresponding economic gain on their shares at the time of the distribution.

Distributions received from the Portfolio’s investments in MLPs generally are comprised of income and return of capital. The Portfolio records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

(e)	Allocation of Expenses

Expenses specifically attributable to a particular Portfolio are borne by that Portfolio. Other expenses are allocated to the Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios of the Trust or another reasonable basis.

NOTES TO FINANCIAL STATEMENTS
Year Ended November 30, 2017 (Continued)

(f)	Indemnification

The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

2.	MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH RELATED PARTIES

(a) The management fees are payable to James Alpha monthly by the Portfolio and are computed and accrued daily at an annual rate of 1.20% of the Portfolio’s average daily net assets. The Manager serves the Portfolios in a supervision capacity with responsibility to monitor the performance of the Portfolios’ outside service providers (other than sub-advisers, if any, which are monitored by the James Alpha), assist in the review of financial statements and other regulatory filings and board meeting materials related to each Portfolio. Pursuant to the supervision agreement with the Portfolios, the Portfolios pay the Manager an annual supervision fee of the greater of $15,000 or 0.10% of the Portfolio’s average daily net assets, payable on a monthly basis, which fee decreases at various asset levels.

The Trust and James Alpha, on behalf of the Portfolio, have entered into an Excess Expense Agreement (the “Expense Agreement”). In connection with the Expense Agreement, James Alpha is currently waiving all or a portion of its management fees and/or assuming certain other operating expenses (excluding front-end and contingent deferred sales loads, taxes (including deferred tax expense), leverage, interest, dividend and interest expenses on short sales, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) of the Portfolio in order to maintain the expense ratios of each class of the Portfolio at or below predetermined levels (each an “Expense Cap”). The annual expense caps in effect at November 30, 2017, for the Portfolio were: 2.24%, 2.99% and 1.99% for Class A, C and I shares, respectively. Prior to February 7, 2017, the annual expense caps in effect were 2.75%, 3.50% and 2.50%, for Class A, C and I shares, respectively. Under the terms of the Expense Agreement, expenses borne by James Alpha are subject to reimbursement for up to three years from the end of the fiscal year the fees or expenses were incurred. No reimbursement will be made if it would result in the portfolio exceeding its Expense Cap. The Expense Agreement with James Alpha shall continue through March 31, 2018. As of November 30, 2017, James Alpha has waived/reimbursed $51,842 and $56,482, $107,987 in expenses which may be reimbursed to James Alpha by no later than November 30, 2018, November 30, 2019 and November 30, 2020, respectively.

(b) The Distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Portfolio has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) with respect to the sale and distribution of Class A and C shares of the Portfolio. The Plan provides that the Portfolio will pay the Distributor or other entities, including the Manager and James Alpha, a fee, which is accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of the Portfolio’s Class C shares. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee and it may be paid directly to the Manager and James Alpha or other entities for providing support services. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The aggregate of such service fee payments will not exceed 0.25% of average daily net assets.

For the year ended November 30, 2017, the Distributor received $16,408 and $2,444 in sales charges on sales of the Portfolio’s Class A shares and Class C shares, respectively, of the amounts collected $2,512 and $164 was retained by the Distributor for Class A and Class C shares, respectively.

(c) Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor provides administrative, fund accounting and transfer agency services to the Portfolio pursuant to agreements with the Trust, for which it receives from the Portfolio: (i) a minimum annual fee or basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Pursuant to the terms of the Trust’s Custody Administration Agreement with GFS (the “Custody Administration Agreement”), the Trust pays an asset-based fee in decreasing amounts as Trust assets reach certain breakpoints. The Trust also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Administration Agreement.

In addition, certain affiliates of the Distributor provide services to the Trust as follows:

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Portfolio.

NOTES TO FINANCIAL STATEMENTS
Year Ended November 30, 2017 (Continued)

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Trust on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Portfolio.

Certain officers of GFS and NLCS are also officers of the Trust.

(f) Affiliated Investments — Companies which are affiliates of the Portfolio at November 30, 2017, are noted in the Portfolio’s Schedule of Investments. A summary of the investments in the affiliated investments; Milestone Treasury Obligations Portfolio which is managed by CLS Investments, LLC, are detailed below:

Affiliated Holding	Shares at 11/30/2016	Purchases	Sales	Shares at 11/30/2017	Income	Value at 11/30/2017
Milestone Treasury Obligations – Institutional Class	466,951	4,577,708	(5,044,659)	—	$872	$—

3.	INVESTMENT TRANSACTIONS

For the year ended November 30, 2017, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, for the Portfolio, was $5,696,522 in purchases and $7,481,059 in sales.

4.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for seven days or less. The redemption fee is paid directly to the Fund from which the redemption is made. For the year ended November 30, 2017, the Fund assessed $864 in redemption fees.

5.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates a presumption of control of the Portfolio under Section 2(a)(9) of the 1940 Act. As of November 30, 2017, Denis Nayden owns 50.9% and Kevin Greene owns 34.8% of the I shares, LPL Financial owns 33.7% of class C shares and 31.6% of class A shares.

6.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

The Tax Cuts and Jobs Act (Tax Reform) was enacted on Dec 22, 2017. The Tax Reform reduces the tax rate for corporations to 21%. Tax Reform eliminates the alternative minimum tax. The Portfolio is currently analyzing the impact of Tax Reform and the effect of the Tax reform is expected to be zero due to the valuation allowance.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Saratoga Advantage Trust

We have audited the accompanying statement of assets and liabilities of the James Alpha Yorkville MLP Portfolio (the “Fund”), a series of Saratoga Advantage Trust, including the schedule of investments as of November 30, 2017 and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period March 31, 2015 to November 30, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of James Alpha Yorkville MLP Portfolio as of November 30, 2017, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period March 31, 2015 to November 30, 2015, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 29, 2018

SUPPLEMENTAL INFORMATION (Unaudited)

Shareholders of funds will pay ongoing expenses, such as advisory fees, distribution and services fees (12b-1 fees), and other fund expenses. The following examples are intended to help the shareholder understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from June 1, 2017, through November 30, 2017.

Actual Expenses: The table provides information about actual account values and actual expenses. The shareholder may use the information in this line, together with the amount invested, to estimate the expenses that would be paid over the period. Simply divide account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid” to estimate the expenses paid on the account during the period.

Hypothetical Examples for Comparison Purposes: The second table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. This information may be used to compare the ongoing costs of investing in the fund and other mutual funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

					Hypothetical
			Actual		(5% return before expenses)

		Beginning		Expenses	Ending	Expenses
	Fund’s	Account	Ending	Paid During	Account	Paid During
	Annualized	Value	Account Value	Period*	Value	Period*
	Expense Ratio	6/1/17	11/30/17	6/1/17 – 11/30/17	11/30/17	6/1/17 – 11/30/17
James Alpha Yorkville MLP Portfolio:
Class I	1.99%	$1,000.00	$903.60	$ 9.50	$1,015.09	$10.05
Class A	2.24%	$1,000.00	$902.20	$10.68	$1,013.84	$11.31
Class C	2.99%	$1,000.00	$899.80	$14.24	$1,010.08	$15.07

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the six-month period ended November 30, 2017 (183) divided by the number of days in the fiscal year (365).

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees, which oversees the Portfolios’ operations. Officers are appointed by the Trustees and serve at the pleasure of the Board. The table below shows, for each Trustee and Officer, his name, address, and age, the position held with the Trust, the length of time served as Trustee and Officer of the Trust, the Trustee’s or Officer’s principal occupations during the last five years, the number of portfolios in the Saratoga Family of Funds overseen by the Trustee or Officer, and other directorships held by the Trustee or Officer.

The Trust’s Statement of Additional Information contains additional information about the Trustees and Officers and is available without charge, upon request, by calling 1-800-807-FUND (3863).

Interested Trustees

Name, Age and Address	Position(s) Held with Trust	Term* / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Bruce E. Ventimiglia, 62 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	President, CEO, & Chairman of the Board of Trustees **	Since September 1994	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC	29	None

Independent Trustees

Name, Age and Address	Position(s) Held with Trust	Term* / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Patrick H. McCollough, 75 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	Trustee	Since September 1994	Retired	29	Trustee, Board of Harbor Beach Community Hospital (2011-present)
Udo Koopmann, 76 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	Trustee	Since April 1997	Retired	29	None
Floyd E. Seal, 68 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	Trustee	Since April 1997	Retired. Director of Operations, Pet Goods Manufacturing & Imports (January 2013 – 2017; Chief Executive Officer and 100% owner of Tarahill, Inc., d.b.a. Pet Goods Manufacturing & Imports, Dahlonega, GA (1992-2012)	29	None
Stephen H. Hamrick, 65 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	Trustee	Since January 2003	President and Chief Executive Officer, Terra Capital Markets, LLC (January 2011- Present) (broker-dealer)	29	None

Senior Officers

Name, Age and Address	Position(s) Held with Trust	Term* / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorships Held by Officer
Stephen Ventimiglia, 61 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	Vice President & Secretary**	Since September 1994	Vice Chairman & Chief Investment Officer of Saratoga Capital Management, LLC	29	None
Jonathan W. Ventimiglia, 34 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	Treasurer, Chief Financial Officer, Vice President & Assistant Secretary***	Treasurer & Chief Financial Officer since July 2009; Vice President & Assistant Secretary since January 2008	Chief Financial Officer, Chief Compliance Officer (July 2009 – Present), Marketing Associate (August 2005-Present) of Saratoga Capital Management, LLC.	29	None

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Senior Officers

Name, Age and Address	Position(s) Held with Trust	Term* / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorships Held by Officer
James S. Vitalie, 58 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	Vice President	Since January 2011	Chief Executive Officer of James Alpha Advisors, LLC (September 2015 – Present); President of James Alpha Management, LLC (March 2008 – Present); Executive Vice President of FDX Capital LLC (June 2012-Present)	29	Board Member, The Joshua School (January 2016 – Present)
Michael J. Wagner, 67 c/o Northern Lights Compliance Services, LLC 80 Arkay Dr., Suite 110, Hauppauge, NY 11788	Chief Compliance Officer	Since July 2006	President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006-present)	29	None

*	Each Trustee will serve an indefinite term until his successor, if any, is duly elected and qualified. Officers of the Trust are elected annually.

**	Bruce E. Ventimiglia and Stephen Ventimiglia are brothers.

***	Jonathan W. Ventimiglia is Bruce E. Ventimiglia’s son.

Rev July 2011

FACTS	WHAT DOES THE SARATOGA ADVANTAGE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and wire transfer instructions

● account transactions and transaction history

● investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Saratoga Advantage Trust (“The Trust”) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-807-FUND

Who we are
Who is providing this notice?	The Saratoga Advantage Trust
What we do
How does The Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.

How does The Trust collect my personal information?

We collect your personal information, for example, when you

●    open an account or deposit money

●    direct us to buy securities or direct us to sell your securities

●    seek information about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for non-affiliates to market to you

●    State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include financial companies such as Saratoga Capital Management, LLC.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Trust does not share your personal information with nonaffiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Trust does not jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent twelve month period ended June 30, as well as a description of the policies and procedures that the Portfolio uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-672-4839 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-672-4839.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)       The registrant’s board of trustees has determined that Floyd E. Seal and Udo W. Koopmann are independent audit committee financial experts.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
	Registrant	Advisor
FYE 11/30/17	$7,100.00	$0.00
FYE 11/30/16	$7,100.00	$900.00

(b)	Audit-Related Fees
	Registrant	Advisor
FYE 11/30/17	$0.00	$0.00
FYE 11/30/16	$0.00	$0.00

(c)	Tax Fees
	Registrant	Advisor
FYE 11/30/17	$75,000.00	$0.00
FYE 11/30/16	$75,000.00	$600.00

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees
	Registrant	Advisor
FYE 11/30/17	$0.00	$0.00
FYE 11/30/16	$0.00	$0.00

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

	Registrant	Advisor
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended November 30, 2017, and November 30, 2016, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of November 30, 2016, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b) Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Saratoga Advantage Trust

By (Signature and Title)

* /s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date 02/07/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

* /s/ Jonathan W. Ventimiglia Jonathan W. Ventimiglia, Vice President, Assistant Secretary, Treasurer and Chief Financial Officer

Date 02/07/18

By (Signature and Title)

* /s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date 02/07/18

* Print the name and title of each signing officer under his or her signature.